UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K/A

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 27, 2017

The Bancorp, Inc.
(Exact name of registrant as specified in its charter)

Commission File Number:  000-51018

Delaware	23-3016517
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

409 Silverside Road
Wilmington, DE 19809
(Address of principal executive offices, including zip code)

302-385-5000
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

 [  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).

[  ]  Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

EXPLANATORY NOTE

This current report on Form 8-K/A (this "Amendment") amends the current report on Form 8-K furnished by The Bancorp, Inc. with the U.S. Securities and Exchange Commission (the "Original Form 8-K") on September 27, 2017.  The sole purpose of this Amendment is to provide the date of report on the cover page as well as the date and signature on the signature line.  No other changes are hereby made to the Original Form 8-K.

Item 7.01. Regulation FD Disclosure.

The Bancorp, Inc. (the "Company"), will make available and distribute to analysts and prospective investors a slide presentation. The presentation materials include information regarding the Company's operating and growth strategies and financial performance. The presentation materials will also be posted to the Company's website. Pursuant to Regulation FD, the presentation materials are attached hereto as Exhibit 99.1.  The information in this Current Report, including the exhibit hereto, is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.

Item 9.01.    Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

EX-99.1	Slide Presentation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 28, 2017	The Bancorp, Inc.

	By:	/s/ Paul Frenkiel
	Name:	Paul Frenkiel
	Title:	Chief Financial Officer and Secretary